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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               October 10, 1996


                              HATHAWAY CORPORATION
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               (Exact name of registrant as specified in Charter)



     Colorado                            0-4041                84-0518115
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State or other jurisdiction     (Commission File Number)     (IRS Employer
  of Incorporation)                                          Identification No.)



               8228 PARK MEADOWS DRIVE, LITTLETON, COLORADO 80124
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                    (Address of Principal executive offices)



Registrant's telephone number, including area code:            (303) 799-8200



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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                       SECURITIES AND EXCHANGE COMMISSION

                                    Form 8-K

                             HATHAWAY CORPORATION


Item 2.    Acquisition or Disposition of Assets.

      On October 10, 1996, Hathaway Corporation (through its wholly owned subsidiary, Hathaway Systems Corporation) acquired a 100% partnership interest in Tate Integrated Systems, L.P. and 100% of the stock of its sole general partner, Tate Integrated Systems, Inc. (collectively referred to as "TIS"). The ownership interests were acquired for a negotiated price of $1,301,000, of which $718,000 was paid in cash at closing, $400,000 in a 10% note due June 30, 1997 and $183,000 payable when certain accounts receivable of TIS are collected. Hathaway purchased the stock and partnership interest from Tate Engineering Services Corporation and its affiliate, Tate Engineering Services, Inc., both divisions of Tate Industries, a privately held company.

      TIS, located in Baltimore, Maryland, is a full service supplier of process automation systems for industrial applications. TIS has developed a state-of-the-art software system for Supervisory Control and Data Acquisition (SCADA) and Distributed Control Systems (DCS). The TIS system has been installed in over 30 sites to fully automate such industrial applications as water and waste water treatment plants, glass making plants, oil and gas terminals and transport facilities and tank farm facilities.

      TIS, which will now operate under the name Hathaway Industrial Automation, will continue its expansion into its traditional process markets. In addition, the TIS system will be marketed to the power utility industry and will be teamed with certain existing Hathaway products and targeted at the automation and integration of equipment in both transmission and distribution substations and power plants.

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.

      a)   Financial statements of business acquired.
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      It is impracticable to provide the required financial statements for filing at the time of filing this report on Form 8-K since such financial statements are not available. Required financial statements will be filed on or before December 24, 1996.

      b)   Pro forma financial information.
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      It is impracticable to provide the required pro forma financial information for filing at the time of filing this report on Form 8-K since such pro forma financial information is not available. Required pro forma financial information will be filed on or before December 24, 1996.

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      c)  Exhibits
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          2.   Purchase Agreement dated October 10, 1996

          99.  Press Release dated October 11, 1996

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HATHAWAY CORPORATION


Date:     October 25, 1996            By: /s/ Richard D. Smith
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                                      Executive Vice President, Treasurer,
                                      Secretary and Chief Financial and
                                         Accounting Officer